EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 2

This Amendment No. 2, dated as of March 21, 2018 (this “Amendment”), to that certain Credit Agreement, dated as of April 27, 2015 (as amended by that certain Amendment No. 1, dated as of May 19, 2015, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Teradyne, Inc. (the “Borrower”), the banks and other financial institutions or entities from time to time party thereto as lenders (the “Lenders”), the Issuing Lenders Party thereto, and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders, is entered into by and among the Borrower, the subsidiaries of the Borrower party hereto (such subsidiaries, together with the Borrower, the “Amendment Parties”), the Administrative Agent, each Issuing Lender and the Lenders party hereto (the “Consenting Lenders”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Issuing Lenders and the Lenders are party to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent, the Issuing Lenders and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Consenting Lenders (which constitute Required Lenders) and each Issuing Lender are willing to make such amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties, the Consenting Lenders and the Administrative Agent, intending to be legally bound hereby, agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

Effective as of the Second Amendment Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

(a) The following definitions shall hereby be inserted into Section 1.1 of the Credit Agreement in the correct alphabetical order:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.1 of the Credit Agreement is amended to amend and restate the definition of the term “Defaulting Lender” as follows:

“Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after required by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event or Bail-in Action.

(c) Section 3.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit (collectively, “Letters of Credit”) for the account of the Borrower (or any Restricted Subsidiary, provided the Borrower is liable hereunder in respect of any such Letter of Credit) on any Business Day during the Revolving Commitment Period in such form as may be provided or approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, immediately after giving effect to such issuance, (i) the L/C Obligations would exceed the Total L/C Limit, (ii) the aggregate amount of the Available Revolving Commitments would be less than zero, (iii) the L/C Exposure in respect of Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s L/C Commitment or (iv) except as otherwise agreed by the Administrative Agent and the

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Issuing Lender, such Letter of Credit is in an initial stated amount less than $10,000; provided, further, that Barclays shall have no obligation to issue any Letter of Credit that is not a standby letter of credit. Each Letter of Credit shall be denominated in Dollars and expire no later than the earlier of the first anniversary of its date of issuance and five Business Days prior to the Revolving Termination Date, unless the Issuing Lender otherwise agrees; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods. Notwithstanding anything to the contrary contained herein, each Letter of Credit with an expiry date beyond the date that is ten Business Days prior to the Revolving Termination Date shall, on or prior to such date, be cash collateralized or supported by a back-to-back letter of credit reasonably acceptable to the applicable Issuing Lender (it being understood that, except in respect of drawing requests and draws made prior to the Revolving Termination Date, each Lender’s participation in such Letter of Credit shall revert to such Issuing Lender on the Revolving Termination Date, and no Lender (other than the applicable Issuing Lender) shall be entitled to any Letter of Credit fees pursuant to Section 3.3 on and after the Revolving Termination Date, except to the extent such fees have been accrued on account of such Lender in accordance with such Section and remain unpaid).”

(d) Section 3.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) If the Borrower so requests in any applicable Application, the Issuing Lender may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit shall permit the Issuing Lender to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Issuing Lender, the Borrower shall not be required to make a specific request to the Issuing Lender for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Issuing Lender to permit the renewal of such Letter of Credit (it being understood that if the expiry date of such Letter of Credit is later than the date that is ten Business Days prior to the Revolving Termination Date, such Letter of Credit shall be cash collateralized or supported by a back-to back letter of credit in accordance with the last sentence of Section 3.1(a)); provided, however, that the Issuing Lender shall not (x) permit any such renewal if (A) the Issuing Lender has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its renewed form under the terms hereof or (B) it has received notice (which may be in writing or by telephone (if immediately confirmed in writing)) on or before the day that is twelve Business Days before the Nonrenewal Notice Date from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (y) be obligated to permit such renewal if it has received notice (which may be in writing or by telephone (if immediately confirmed in writing)) on or before the day that is seven Business Days before the Nonrenewal Notice Date from the Administrative Agent, the Required Lenders or the Borrower that one or more of the applicable conditions set forth in Section 5.2 is not then satisfied, and in each such case directing the Issuing Lender not to permit such renewal.”

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(e) Section 10 of the Credit Agreement is amended by inserting a new Section 10.18 therein immediately after Section 10.17 as follows:

“Section 10.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, duly executed by the Amendment Parties, the Consenting Lenders constituting Required Lenders and each Issuing Lender.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The Amendment Parties hereby confirm that each of the representations and warranties made by any Group Member in Section 4 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by materiality, such representation shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

SECTION 4. MISCELLANEOUS

4.1 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

4.2 Reference to and Effect on the Loan Documents.

(a) As of the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

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(b) Except as expressly provided in this Amendment, each Amendment Party hereby ratifies and confirms all of the terms and conditions of the Credit Agreement, the Security Documents and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

4.3 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of an originally executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

4.4 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

4.7 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

TERADYNE, INC., as Borrower

By:	/s/ Charles Gray
Name:	Charles Gray
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EAGLE TEST SYSTEMS, INC., as Guarantor
NEXTEST SYSTEMS CORPORATION, as Guarantor
GENRAD, LLC, as Guarantor
HERCO TECHNOLOGY CORP., as Guarantor
P.L.S.T., INC., as Guarantor

By:	/s/ Charles Gray
Name:	Charles Gray
Title:	Director

LITEPOINT CORPORATION, as Guarantor

By:	/s/ Charles Gray
Name:	Charles Gray

Title:	Director

LITEPOINT DESIGN TEST, LLC, as Guarantor

By:	/s/ Charles Gray
Name:	Charles Gray
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BARCLAYS BANK PLC, as Administrative Agent, Issuing Lender and Lender

By:	/s/ Chris Walton
Name:	Chris Walton
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BANK OF AMERICA N.A., as Lender and Issuing Lender

By:	/s/ Raymond T. Liu
Name: Raymond T. Liu
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 2]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Daglas Panchal
Name: Daglas Panchal
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

SUNTRUST BANK, as Lender and Issuing Lender

By:	/s/ Christian Sumulong
Name:	Christian Sumulong
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

SILICON VALLEY BANK, as Issuing Lender and Lender

By:	/s/ Jon Wolter
Name:	Jon Wolter
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

Wells Fargo Bank, N.A., as Lender

By:	/s/ Cameron Burbank
Name:	Cameron Burbank
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]